                        DEAN WITTER
                        CAPITAL APPRECIATION FUND
                        PROSPECTUS--JANUARY 31, 1996

-------------------------------------------------------------------------------

DEAN WITTER CAPITAL APPRECIATION FUND (THE "FUND") IS AN OPEN-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. THE FUND SEEKS TO MEET ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN THE COMMON STOCKS OF U.S. COMPANIES THAT, IN THE OPINION OF THE INVESTMENT MANAGER, OFFER THE POTENTIAL FOR EITHER SUPERIOR EARNINGS GROWTH AND/OR APPEAR TO BE UNDERVALUED. CURRENT INCOME IS NOT AN OBJECTIVE OF THE FUND. (SEE "INVESTMENT OBJECTIVE AND POLICIES").

Shares of  the  Fund are  continuously  offered  at net  asset  value.  However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Redemptions and Repurchases--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a distribution fee pursuant to a Plan of Distribution at the annual rate of 1.0% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated January 31, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary................................       2

Summary of Fund Expenses..........................       3

Financial Highlights..............................       4

The Fund and its Management.......................       5

Investment Objective and Policies.................       5

  Risk Considerations.............................       6

Investment Restrictions...........................      10

Purchase of Fund Shares...........................      11

Shareholder Services..............................      12

Redemptions and Repurchases.......................      14

Dividends, Distributions and Taxes................      16

Performance Information...........................      16

Additional Information............................      17

Report of Independent Accountants.................      18

Financial Statements--November 30, 1995...........      19

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
CAPITAL APPRECIATION FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

(212) 392-2550 or (800) 869-NEWS (Toll-Free)

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                   DEAN WITTER DISTRIBUTORS INC., DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND          The  Fund is organized  as a Trust,  commonly known as  a Massachusetts business  trust, and is an open-end, diversified management  investment company.  The Fund  invests primarily  in the  common stocks  of U.S. companies that, in the opinion  of the Investment Manager, offer the potential for either superior  earnings  growth and/or  appear  to be  undervalued.  Current income  is  not  an objective of the Fund.
-------------------------------------------------------------------------------------------------------

SHARES OFFERED    Shares of beneficial interest with $.01 par value (see page 17).
-------------------------------------------------------------------------------------------------------

OFFERING          At  net asset value (see page  11). Shares redeemed within six years  of purchase are subject to a
PRICE             contingent deferred sales charge under most circumstances (see page 14).
-------------------------------------------------------------------------------------------------------

MINIMUM           Minimum initial investment, $1,000 ($100 if the account is opened through EasyInvest-SM-); minimum
PURCHASE          subsequent investment, $100 (see page 11).
-------------------------------------------------------------------------------------------------------

INVESTMENT        The investment objective of the Fund is long-term capital appreciation.
OBJECTIVE
-------------------------------------------------------------------------------------------------------

INVESTMENT        Dean Witter  InterCapital  Inc.,  the  Investment  Manager  of  the  Fund,  and  its  wholly-owned
MANAGER           subsidiary,  Dean Witter Services Company Inc.,  serve in various investment management, advisory, management and administrative capacities to ninety-four investment companies and other  portfolios with  net assets under management  of approximately $79.5 billion at  December 31, 1995. (see page
                  5).
-------------------------------------------------------------------------------------------------------

MANAGEMENT        The Investment Manager receives a monthly fee at the annual rate of 0.75% of the Fund's daily  net
FEE               assets (see page 5).
-------------------------------------------------------------------------------------------------------

DIVIDENDS AND     Dividends  from net  investment income  are paid  at least  annually. Capital  gains, if  any, are
DISTRIBUTIONS     distributed at least  annually or retained  for reinvestment  by the Fund.  Dividends and  capital gains  distributions are automatically reinvested in additional shares at net asset value (without sales charge), unless the shareholder elects to receive cash (see page 16).
-------------------------------------------------------------------------------------------------------

DISTRIBUTOR AND   Dean Witter Distributors Inc. (the "Distributor"). The  Distributor receives from the Fund a  Rule
DISTRIBUTION FEE  12b-1  distribution fee accrued  daily and payable  monthly at the  rate of 1.0%  per annum of the lesser of (i) the Fund's average  daily aggregate net sales or  (ii) the Fund's average daily  net assets.  This fee compensates the Distributor for  the services provided in distributing shares of the Fund which  includes payment  of sales  commissions to  account executives  and various  other promotional  and  sales  related expenses.  The  Distributor  also receives  the  proceeds  of any contingent deferred sales charges (see page 14).
-------------------------------------------------------------------------------------------------------

REDEMPTION--      Shares are redeemable  by the  shareholder at  net asset value.  An account  may be  involuntarily
CONTINGENT        redeemed  if the  total value  of the account  is less  than $100, or,  if the  account was opened
DEFERRED          through EasyInvest-SM-, if after twelve  months the shareholder has  invested less than $1,000  in
SALES             the  account. Although  no commission  or sales  load is  imposed upon  the purchase  of shares, a
CHARGE            contingent deferred sales charge (which  declines from 5% to 1%)  is imposed on any redemption  of shares  if after such  redemption the aggregate  current value of  an account with  the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However,  there is no  charge imposed  on redemption of  shares purchased  through reinvestment of dividends or distributions (see page 14).
-------------------------------------------------------------------------------------------------------

RISKS             The  net asset value of the  Fund's shares will fluctuate with changes  in the market value of its portfolio securities.  The  market value  of  the Fund's  portfolio  securities will  increase  or decrease  due to a variety of economic, market or political factors which cannot be predicted. The
                  Fund is intended for long-term  investors who can accept the  risks involved in seeking  long-term capital  appreciation through the investment  primarily in the securities  of companies that offer the potential for either superior  earnings growth and/or appear  to be undervalued. In  selecting investments  for the Fund, the Investment Manager has  no general criteria as to a company's asset size, earnings or industry type. It should be recognized that investing in such companies involves greater risk than is customarily associated with investing in more established companies. The Fund may invest in the securities of foreign issuers which entails additional risks. The Fund may  also invest  in futures  and options  which may  be considered  speculative in  nature and  may involve greater risks than those customarily assumed by other investment companies which do not invest  in such  instruments.  An investment  in  shares of  the  Fund should  not  be considered  a complete investment program and is not appropriate  for all investors. Investors should carefully  consider
                  their   ability  to  assume  these   risks  and  the  risks   outlined  under  the  heading  "Risk
                  Considerations," (p. 6-10) before making an investment in the Fund.
-------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                          ELSEWHERE IN THIS PROSPECTUS
                AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases.........   None
Maximum Sales Charge Imposed on Reinvested
 Dividends........................................   None
Contingent Deferred Sales Charge
 (as a percentage of the lesser of original
 purchase price or redemption proceeds)...........   5.0%

 A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE PAYMENT MADE                    PERCENTAGE
--------------------------------------------------  -----------
First.............................................      5.0%
Second............................................      4.0%
Third.............................................      3.0%
Fourth............................................      2.0%
Fifth.............................................      2.0%
Sixth.............................................      1.0%
Seventh and thereafter............................     None

Redemption Fees...................................   None
Exchange Fee......................................   None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Management Fees...................................  0.75%
12b-1 Fees*.......................................  1.00%
Other Expenses....................................  0.29%
Total Fund Operating Expenses**...................  2.04%

------------------------
"Total Fund Operating Expenses" as shown above are based upon expected amounts of expenses of the Fund for the fiscal year ending November 30, 1996.

 * The 12b-1 fee is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the Fund's average daily net assets. A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").

** "Total Fund Operating Expenses," as shown above, is based upon the sum of the 12b-1 Fees, Management Fees and estimated "Other Expenses," incurred by the Fund for the fiscal year ending November 30, 1996.

EXAMPLE                                             1 YEAR    3 YEARS
--------------------------------------------------  -------   -------
You would pay the  following expenses on a  $1,000
investment,  assuming (1) 5% annual return and (2)
redemption at the end of each time period:........    $71       $94
You would pay the  following expenses on the  same
investment, assuming no redemption................    $21       $64

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Redemption and Repurchases."

Long-term   shareholders  of  the  Fund  may  pay  more  in  sales  charges  and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding for the period October 27, 1995 (commencement of operations) through November 30, 1995 have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants which are contained in this Prospectus commencing on page 18.

                         FOR THE
                         PERIOD
                         OCTOBER
                        27, 1995*
                         THROUGH
                        NOVEMBER
                        30, 1995
                        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of
  period..............  $10.00
                        ---------
  Net investment
   loss...............  (0.01  )
  Net realized and
   unrealized gain....   0.54
                        ---------
  Net asset value, end
   of period..........  $10.53
                        ---------
                        ---------
TOTAL INVESTMENT
  RETURN+.............   5.30  % (1)
RATIOS TO AVERAGE NET
  ASSETS:
  Expenses............   2.87  % (2)
  Net investment
   loss...............  (0.79  )%(2)
SUPPLEMENTAL DATA:
  Net assets, end of
   period, in
   thousands..........  $102,009
  Portfolio turnover
   rate...............      7  % (1)

------------------------
 *  COMMENCEMENT OF OPERATIONS.
 +  DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

Dean Witter Capital Appreciation Fund (the "Fund") is an open-end, diversified, management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on July 31, 1995.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to ninety-four investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $76.9 billion at December 31, 1995. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $2.6 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets. This fee is greater than that paid by most other investment companies.

    For the fiscal period October 31, 1995 (commencement of operations) through November 30, 1995, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average net assets and the Fund's total annualized expenses amounted to 2.87% of the Fund's average daily net assets.

    The Fund's expenses include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; certain legal, transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The investment objective of the Fund is long-term capital appreciation. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

    The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the common stocks of U.S. companies that, in the opinion of the Investment Manager, offer the potential for either superior earnings growth and/or appear to be undervalued.

    The Investment Manager will base the selection of stocks for the Fund's portfolio on research and analysis, taking into account, among other factors, a company's price/earnings ratio (that is whether the current stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share; or the price-to-earnings ratio is attractive relative to the company's underlying earnings growth rate), growth in sales, market-to-book ratio, the quality of a company's balance sheet, sales-per-share and profitability in order to determine whether the current market valuation is less than the Investment Manager's view of a company's intrinsic value. Also, when reviewing investments for selection, the Investment Manager will consider the following characteristics of a company: capable management; attractive business niches; pricing flexibility; sound financial and accounting practices and a demonstrated ability or prospects to consistently grow revenues, earnings and cash flow. Stocks may also be selected on the basis of whether the Investment Manager believes that the potential exists for some catalyst (such as increased investor attention, asset sales, a new product/innovation, or a change in management) to cause the stock's price to rise. Such factors are part of the Investment Manager's overall investment selection process.

    The Investment Manager has no general criteria as to asset size, earnings or industry type which would make an investment unsuitable for purchase by the Fund. In addition, since the Investment Manager is seeking investments in companies whose securities may appear to be underval-
ued, there is no limitation on the stock price of any particular investment. However, as a result of the selection process, which focuses on fundamentals in relation to prices, such review of investments will include companies with low-priced stocks. In this category are large companies with low-priced stocks (so called "fallen angels") which, in the opinion of the Investment Manager, may appear to be undervalued because they are overlooked by many investors; may not be closely followed through investment research and/or their prices may reflect pessimism about the companies' (and/or their industries') outlook. Such companies, by virtue of their stock price, may be takeover candidates. Low-priced stocks are also associated with smaller companies whose securities' value may reflect a discount because of smaller size and lack of research coverage, emerging growth companies and private companies undergoing their initial public offering. The Fund will invest in companies of all sizes. For a discussion of the risks of investing in the securities of such companies, see "Risk Considerations" below.

    Consequently, the Fund looks for quality businesses with an investment outlook based upon a mix of growth potential, financial strength and fundamental value. The focus on price and fundamentals sets the Fund apart from pure "growth" or pure "value" funds. The Fund's holdings will be widely diversified by industry and company and under most circumstances, at the time of initial purchase, the average position will be less than 1.5% of the Fund's net assets.

    In addition to U.S. common stock, up to 35% of the Fund's total assets may be invested in debt or preferred equity securities convertible into or exchangeable for equity securities, rights and warrants, when considered by the Investment Manager to be consistent with the Fund's investment objective. (For a discussion of the risks of investing in each of these securities, see "Risk Considerations" below.)

    The Fund may also invest in other debt securities without regard to quality or rating, if in the opinion of the Investment Manager such securities meet the investment criteria of the Fund. The Fund will not purchase a non-investment grade debt security (or junk bond) if, immediately after such purchase, the Fund would have more than 5% of its total assets invested in such securities.

    The Fund may invest up to 10% of its assets in foreign securities, including non-dollar denominated securities traded outside of the U.S. and U.S. dollar-denominated securities such as ADRs. (For a discussion of the risks of investing in foreign securities, see "Risk Considerations" below.)

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant a reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets is invested in money market instruments or cash, including obligations issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of $1 billion or more, and short-term commercial paper of corporations organized under the laws of any state or political subdivision of the United States.

    The securities in which the Fund invests may or may not be listed on a national stock exchange, but if they are not so listed, will generally have an established over-the-counter market.

RISK CONSIDERATIONS

Given the investment risks described below, an investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term capital appreciation through the investment primarily in the securities of companies that offer the potential for either superior earnings growth and/or appear to be undervalued. In selecting investments for the Fund, the Investment Manager has no general criteria as to a company's asset size, earnings or industry type. It should be recognized that investing in such companies involves greater risk than is customarily associated with investing in more established companies.

    The Fund may invest in securities of companies that are not well known to the investing public or followed by many securities analysts, with the result that there may be less publicly available information concerning such securities. Also, these securities may be more volatile in price and have lower trading volumes. In addition, while companies in which the Fund may invest often have sales and earnings growth rates which may exceed those of large companies and may be reflected in more rapid share price appreciation, such companies may have limited operating histories, product lines, markets or financial resources and they may be dependent upon one-person management. These companies may be subject to intense competition from larger companies. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or in the market averages in general. In the case of securities of large companies with lower-priced stock (the so-called "fallen angels"), the risk associated with such investment is that the price may continue to fall.

RIGHTS AND WARRANTS. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

CONVERTIBLE SECURITIES. The Fund may acquire, through purchase or a distribution by the issuer of a security held in its portfolio, a fixed-income security which is convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the convertible securities in which the Fund may invest may be unrated or, if rated, rated below investment grade by a nationally recognized statistical rating organization.

FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets in foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 10% of the Fund's net assets.

OPTIONS AND FUTURE TRANSACTIONS. The Fund may purchase and sell (write) call and put options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

    The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices (or the currency in which they are denominated). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager or Sub-Advisor could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

INVESTMENT IN OTHER INVESTMENT VEHICLES. Under the Investment Company Act of 1940, as amended, the Fund generally may invest up to 10% of its total assets in shares of foreign investment companies. In addition, the Fund may invest in real estate investment trusts, which pool investor's funds for investments primarily in commercial real estate properties. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets, and investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in an investment company or real estate investment trust, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies and in real estate investment trusts.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors they deem relevant. The Fund's portfolio is managed within InterCapital's Growth Group, which manages funds and fund portfolios, with approximately $8.8 billion in assets as of December 31, 1995. Ronald Worobel, Senior Vice President of InterCapital and a member of InterCapital's Growth Group, is the primary portfolio manager of the Fund and has been a portfolio manager at InterCapital since June, 1992. He was the Managing Director at MacKay Schields Financial Corp. before coming to InterCapital.

    Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including DWR. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Investment Manager. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

    Although the Fund does not intend to engage in short-term trading, it may sell portfolio securities without regard to the length of time they have been held when such sale will, in the opinion of the Investment Manager, contribute to the Fund's investment objective. It is not anticipated that the Fund's portfolio turnover rate will exceed 300% in any one year.

    The Fund will incur brokerage costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

        1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

        2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

        3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

        4. The Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Capital Appreciation Fund, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest-SM- , an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value").

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to any dividends declared beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to any dividends declared beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued.

    Amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal period October 27, 1995 (commencement of operations) through November 30, 1995, the Fund accrued payments under the Plan amounting to $83,042, which amount is equal to 1.00% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan. Of the amount accrued under the Plan, 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that the excess distribution expenses (including the carrying charge described above) totalled $4,982,525 at November 30, 1995, which was equal to 4.88% of the Fund's net assets on such date.

    Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount, if any, does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service, prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares as acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases -- Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

TAX-SHELTERED RETIREMENT  PLANS.   Retirement  plans are  available for  use  by
corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Short-Term Bond Fund, Dean Witter Limited Term Municipal Trust, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another CDSC fund or to any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at the net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and  exchanges should  be  made for  investment purposes  only.  A pattern  of frequent  exchanges may  be deemed by  the Investment  Manager to be abusive and contrary to the best interests of the Fund's other share-holders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice of the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the Shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange, who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone, should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                           CONTINGENT DEFERRED
              YEAR SINCE                       SALES CHARGE
               PURCHASE                     AS A PERCENTAGE OF
             PAYMENT MADE                    AMOUNT REDEEMED
--------------------------------------  --------------------------
First.................................                5.0%
Second................................                4.0%
Third.................................                3.0%
Fourth................................                2.0%
Fifth.................................                2.0%
Sixth.................................                1.0%
Seventh and thereafter................             None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i),
(ii) and (iii) above (in that order) are redeemed first. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

        (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or
      (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

        (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

        (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Investment Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by either the Fund, the Distributor or DWR or other Selected Broker-Dealer. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances; E.G., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another

Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to pay dividends and to distribute substantially all of its net investment income and distribute capital gains, if any, once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any Federal income tax on any such income and capital gains. Shareholders will normally have to pay Federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund.

    Distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Some part of such dividends and distributions may be eligible for the Federal dividends received deduction available to the Fund's corporate shareholders.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    After the end of the calendar year, shareholders will be sent full tinformation on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations such as mutual fund performance rankings of Lipper Analytical Services, Inc., the S&P Stock Index and the Dow Jones Industrial Average.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of a liquidation, each share of beneficial interest of the Fund is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.

    The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the recent report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER CAPITAL APPRECIATION FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER CAPITAL APPRECIATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights (appearing on page 4 of this Prospectus) present fairly, in all material respects, the financial position of Dean Witter Capital Appreciation Fund (the "Fund") at November 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period October 27, 1995 (commencement of operations) through November 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
JANUARY 17, 1996

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1995

 NUMBER OF
  SHARES                                                        VALUE
--------------------------------------------------------------------------

             COMMON STOCKS (92.7%)
             ADVERTISING (1.1%)
    60,000   National Media Corp.*.......................  $     1,080,000
                                                           ---------------
             AEROSPACE & DEFENSE (1.4%)
    32,000   Alpha Industries, Inc.*.....................          472,000
    80,000   Base Ten Systems, Inc. (Class A)*...........          950,000
                                                           ---------------
                                                                 1,422,000
                                                           ---------------
             AIR TRANSPORT (0.4%)
    60,000   Mesaba Holdings, Inc........................          405,000
                                                           ---------------
             BEVERAGES - ALCOHOLIC (0.9%)
    30,000   Mondavi (Robert) Corp. (The) (Class A)*.....          952,500
                                                           ---------------
             BIOTECHNOLOGY (3.6%)
    30,000   Centocor, Inc...............................          420,000
    70,000   Cytotherapeutics, Inc.*.....................          848,750
    50,000   Genzyme Corp.*..............................          862,500
    10,000   Gilead Sciences, Inc.*......................          257,500
    30,000   Guilford Pharmaceuticals, Inc.*.............          375,000
    30,000   Interneuron Pharmaceuticals, Inc.*..........          532,500
    30,000   Medarex, Inc.*..............................          195,000
    11,000   Somatogen, Inc.*............................          149,875
                                                           ---------------
                                                                 3,641,125
                                                           ---------------
             BREWERY (0.2%)
     6,250   Pete's Brewing Company*.....................          153,125
                                                           ---------------
             BUILDING MATERIALS (1.5%)
    30,000   Lone Star Industries, Inc...................          746,250
    30,000   Medusa Corp.................................          746,250
                                                           ---------------
                                                                 1,492,500
                                                           ---------------
             BUSINESS SERVICES (0.9%)
    30,000   On Assignment, Inc.*........................          870,000
                                                           ---------------
             BUSINESS SYSTEMS (0.9%)
    30,000   American Management Systems, Inc.*..........          877,500
                                                           ---------------
             COMMERCIAL SERVICES (1.4%)
    30,000   ABR Information Services, Inc.*.............          990,000
    20,000   Employee Solutions, Inc.*...................          450,000
                                                           ---------------
                                                                 1,440,000
                                                           ---------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (1.7%)
    70,000   Microcom, Inc.*.............................        1,750,000
                                                           ---------------
             COMMUNICATIONS - EQUIPMENT/MANUFACTURERS (0.3%)
    20,000   Scientific-Atlanta, Inc.....................          317,500
                                                           ---------------
             COMPUTER SOFTWARE (9.2%)
    50,000   Brooktrout Technology, Inc.*................        1,187,500
    50,000   Ciber, Inc.*................................        1,525,000
    70,000   Fulcrum Technologies, Inc.*.................        2,415,000
    60,000   Global Village Communications, Inc.*........        1,365,000
    50,000   Harbinger Corp.*............................        1,250,000
    70,000   MDL Information Systems, Inc.*..............        1,610,000
                                                           ---------------
                                                                 9,352,500
                                                           ---------------
             COMPUTER SOFTWARE & SERVICES (8.4%)
    50,000   Activision, Inc.*...........................          875,000
    10,000   Advent Software, Inc.*......................          205,000
     5,000   Arbor Software Corp.*.......................          213,750
    50,000   Checkfree Corp.*............................        1,243,750
    70,000   Computer Horizons Corp.*....................        2,432,500
    50,000   Computer Learning Centers, Inc.*............          450,000

 NUMBER OF
  SHARES                                                        VALUE
--------------------------------------------------------------------------
    30,000   Computer Management Sciences, Inc.*.........  $       555,000
    50,000   Computer Task Group, Inc....................          968,750
     4,500   Insignia Solutions, Inc. (ADR) (United
             Kingdom)*...................................           90,000
    30,000   Jetform Corp.*..............................          551,250
     4,400   Objective Systems Integrators, Inc.*........           83,600
     6,000   Scopus Technology, Inc.*....................          142,500
     1,000   Secure Computing Corp.*.....................           57,000
    40,000   SPSS, Inc.*.................................          735,000
                                                           ---------------
                                                                 8,603,100
                                                           ---------------
             COMPUTERS (7.3%)
    30,000   3D Systems Corp.*...........................          603,750
    50,000   Comverse Technology, Inc.*..................        1,125,000
     7,000   IDX Systems Corp.*..........................          188,125
    80,000   Mylex Corp.*................................        1,500,000
   110,000   NetStar, Inc.*..............................        2,172,500
    60,000   Pinnacle Micro, Inc.*.......................        1,635,000
    10,000   Sandisk Corp.*..............................          217,500
                                                           ---------------
                                                                 7,441,875
                                                           ---------------
             COMPUTERS - SYSTEMS (0.7%)
    30,000   Quality Systems, Inc.*......................          746,250
                                                           ---------------
             CONSUMER PRODUCTS (0.3%)
    12,500   Day Runner, Inc.*...........................          343,750
                                                           ---------------
             COSMETICS (0.6%)
    17,000   Estee Lauder Companies (Class A)*...........          618,375
                                                           ---------------
             DRUGS (1.9%)
    40,000   IDEC Pharmaceuticals Corp.*.................          545,000
    50,000   Ivax Corp...................................        1,331,250
                                                           ---------------
                                                                 1,876,250
                                                           ---------------
             ELECTRICAL EQUIPMENT (2.2%)
    35,000   C.P. Clare Corp.*...........................          866,250
    48,000   Illinois Superconductor Corp.*..............          828,000
    12,500   Ross Technology, Inc.*......................          162,500
    20,000   Sheldahl, Co.*..............................          390,000
                                                           ---------------
                                                                 2,246,750
                                                           ---------------
             ELECTRONICS (1.5%)
   100,000   California Micro Devices Corp.*.............          950,000
    20,000   Robotic Vision Systems, Inc.*...............          522,500
                                                           ---------------
                                                                 1,472,500
                                                           ---------------
             ELECTRONICS - SEMICONDUCTORS (1.5%)
   100,000   Etec Systems, Inc.*.........................        1,125,000
    50,000   TelCom Semiconductor, Inc.*.................          406,250
                                                           ---------------
                                                                 1,531,250
                                                           ---------------
             ENTERTAINMENT (2.6%)
    60,000   Showboat, Inc...............................        1,620,000
   100,000   Stratosphere Corp.*.........................        1,075,000
                                                           ---------------
                                                                 2,695,000
                                                           ---------------
             ENVIRONMENTAL CONTROL (2.2%)
    40,000   Continental Waste Industries, Inc.*.........          735,000
    30,000   Tetra Tech, Inc.*...........................          682,500
    40,000   U.S.A. Waste Services, Inc.*................          840,000
                                                           ---------------
                                                                 2,257,500
                                                           ---------------
             FINANCIAL - MISCELLANEOUS (1.8%)
    50,000   Edwards (A.G.), Inc.........................        1,350,000
    30,000   Penn Treaty American Corp.*.................          465,000
                                                           ---------------
                                                                 1,815,000
                                                           ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1995, CONTINUED

 NUMBER OF
  SHARES                                                        VALUE
--------------------------------------------------------------------------
             FOOD PROCESSING (0.6%)
    20,000   Smithfield Foods, Inc.*.....................  $       615,000
                                                           ---------------
             FOOD SERVICES (0.2%)
    30,000   BAB Holdings, Inc.*.........................          157,500
                                                           ---------------
             HEALTH CARE - DIVERSIFIED (1.6%)
    30,000   Humana, Inc.*...............................          840,000
    40,000   Mentor Corp.................................          810,000
                                                           ---------------
                                                                 1,650,000
                                                           ---------------
             HEALTH EQUIPMENT & SERVICES (1.2%)
    50,000   Datascope Corp.*............................        1,256,250
                                                           ---------------
             HOSPITAL MANAGEMENT & HEALTH MAINTENANCE ORGANIZATIONS (0.8%)
    40,000   Owen Healthcare, Inc.*......................          850,000
                                                           ---------------
             HOSPITAL MANAGEMENT (2.7%)
    50,000   American Healthcorp, Inc.*..................          443,750
    50,000   Emeritus Corp.*.............................          750,000
    55,000   Medcath, Inc.*..............................          935,000
    30,000   Pediatrix Medical Group, Inc.*..............          600,000
                                                           ---------------
                                                                 2,728,750
                                                           ---------------
             INSURANCE (0.6%)
    30,000   John Alden Financial Corp...................          618,750
                                                           ---------------
             MEDIA GROUP (1.0%)
    40,000   General Instrument Corp.*...................        1,025,000
                                                           ---------------
             MEDICAL EQUIPMENT (1.8%)
    50,000   Biomet, Inc.*...............................          918,750
    40,000   Sofamor/Danek Group, Inc.*..................          920,000
                                                           ---------------
                                                                 1,838,750
                                                           ---------------
             MEDICAL PRODUCTS & SUPPLIES (15.6%)
    50,000   Angeion Corp.*..............................          331,250
    30,000   Avecor Cardiovascular, Inc.*................          457,500
    40,000   Bio-Vascular, Inc.*.........................          535,000
    30,000   Capstone Pharmacy Services*.................          172,500
    30,000   Clintrials, Inc.*...........................          521,250
    30,000   CNS Inc.*...................................          457,500
    30,000   Corvita Corp.*..............................          240,000
    50,000   Cryolife, Inc.*.............................          625,000
    40,000   Enzo Biochem, Inc.*.........................          780,000
   100,000   Fischer Imaging Corp.*......................        1,075,000
    50,000   InStent, Inc.*..............................          787,500
    50,000   Med-Design Corp.*...........................          787,500
    45,000   Minntech Corp...............................          832,500
    40,000   Norland Medical Systems, Inc.*..............          840,000
    60,000   Optical Coating Laboratory, Inc.............          787,500
    15,000   Physician Sales and Service, Inc.*..........          281,250
    40,000   PLC Systems, Inc. (Canada)*.................          690,000
    60,000   Sano Corp.*.................................          690,000
    29,600   Spine-Tech, Inc.*...........................          614,200
    30,000   Staar Surgical Co.*.........................          348,750
    50,000   Thermolase Corp.*...........................        1,262,500
    40,000   Uromed Corp.*...............................          400,000
    40,000   VISX, Inc.*.................................        1,370,000
    40,000   Vivus, Inc.*................................        1,020,000
                                                           ---------------
                                                                15,906,700
                                                           ---------------

 NUMBER OF
  SHARES                                                        VALUE
--------------------------------------------------------------------------
             METALS & MINING (0.9%)
    50,000   Diamond Fields Resources, Inc. (Canada)*....  $       901,250
                                                           ---------------
             METALS - MISCELLANEOUS (1.0%)
    30,000   Inco Ltd. (Canada)..........................        1,068,750
                                                           ---------------
             MISCELLANEOUS (1.7%)
    30,000   Dial Corp...................................          810,000
    34,000   DST Systems, Inc.*..........................          981,750
                                                           ---------------
                                                                 1,791,750
                                                           ---------------
             OFFSHORE DRILLING (0.4%)
    30,000   Reading & Bates Corp.*......................          393,750
                                                           ---------------
             PERSONAL PRODUCTS (0.6%)
    30,000   National Dentex Corp.*......................          652,500
                                                           ---------------
             PHARMACEUTICALS (1.0%)
    30,000   Alpharma, Inc. (Class A)....................          652,500
    30,000   Curative Technologies, Inc.*................          382,500
                                                           ---------------
                                                                 1,035,000
                                                           ---------------
             RESTAURANTS (1.2%)
    60,000   Sonic Corp.*................................        1,275,000
                                                           ---------------
             RETAIL - SPECIALTY (0.8%)
    50,000   Cole National Corp. (Class A)*..............          700,000
     5,000   Insight Enterprises, Inc.*..................           73,750
                                                           ---------------
                                                                   773,750
                                                           ---------------
             SHOES (0.2%)
    20,000   Madden (Steven) Ltd.*.......................          172,500
                                                           ---------------
             TECHNOLOGY (1.4%)
    90,000   Corel Corp.*................................        1,507,500
                                                           ---------------
             TELECOMMUNICATIONS (2.5%)
    80,000   General Datacomm Industries, Inc.*..........        1,580,000
    50,000   Proxim, Inc.*...............................          700,000
    30,000   USCI, Inc.*.................................          292,500
                                                           ---------------
                                                                 2,572,500
                                                           ---------------
             TELECOMMUNICATIONS EQUIPMENT (0.4%)
    30,000   Westell Technologies, Inc.*.................          390,000
                                                           ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $89,588,286)...............       94,582,300
                                                           ---------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                      VALUE
--------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS (9.6%)
             U.S. GOVERNMENT AGENCY (a) (6.9%)
 $   7,000   Federal Home Loan Mortgage Corp. 5.80% due
             12/01/95 (Amortized Cost $7,000,000)........  $     7,000,000
                                                           ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                      VALUE
--------------------------------------------------------------------------

             REPURCHASE AGREEMENT (2.7%)
 $   2,762   The Bank of New York 5.875% due 12/01/95
             (dated 11/30/95; proceeds $2,762,300;
             collateralized by $2,695,341 Federal
             National Mortgage Assoc. 6.39% due 10/01/32
             valued at $2,514,084 and $426,570 Federal
             National Mortgage Assoc. 6.39% due 08/01/34
             valued at $391,935) (Identified Cost
             $2,761,850).................................  $     2,761,850
                                                           ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $9,761,850)................        9,761,850
                                                           ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $99,350,136)
(B)...............................      102.3%   104,344,150

LIABILITIES IN EXCESS OF OTHER
ASSETS............................       (2.3)    (2,335,619)
                                        -----   ------------

NET ASSETS........................      100.0%  $102,008,531
                                        -----   ------------
                                        -----   ------------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $99,350,136; the aggregate gross unrealized appreciation is $7,354,084 and the aggregate gross unrealized depreciation is $2,360,070, resulting in net unrealized appreciation of $4,994,014.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995

ASSETS:
Investments in securities, at value
  (identified cost $99,350,136).............................  $104,344,150
Receivable for:
    Shares of beneficial interest sold......................     1,836,076
    Investments sold........................................       394,164
    Dividends...............................................        13,900
    Interest................................................           451
Deferred organizational expenses............................       196,164
                                                              ------------

     TOTAL ASSETS...........................................   106,784,905
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     4,255,933
    Shares of beneficial interest repurchased...............       100,554
    Plan of distribution fee................................        73,945
    Investment management fee...............................        55,870
Organizational expenses.....................................       200,000
Accrued expenses............................................        90,072
                                                              ------------

     TOTAL LIABILITIES......................................     4,776,374
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................    97,075,537
Net unrealized appreciation.................................     4,994,014
Net realized loss...........................................       (61,020)
                                                              ------------

     NET ASSETS.............................................  $102,008,531
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  9,688,528 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $10.53
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE PERIOD OCTOBER 27, 1995* THROUGH NOVEMBER 30, 1995

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $  160,213
Dividends...................................................      13,900
                                                              ----------

     TOTAL INCOME...........................................     174,113
                                                              ----------

EXPENSES
Plan of distribution fee....................................      83,042
Investment management fee...................................      62,692
Registration fees...........................................      34,947
Professional fees...........................................      31,750
Shareholder reports and notices.............................      10,000
Transfer agent fees and expenses............................       8,750
Organizational expenses.....................................       3,836
Custodian fees..............................................       3,325
Trustees' fees and expenses.................................       1,750
Other.......................................................         108
                                                              ----------

     TOTAL EXPENSES.........................................     240,200
                                                              ----------

     NET INVESTMENT LOSS....................................     (66,087)
                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................     (61,020)
Net unrealized appreciation.................................   4,994,014
                                                              ----------

     NET GAIN...............................................   4,932,994
                                                              ----------

NET INCREASE................................................  $4,866,907
                                                              ----------
                                                              ----------

---------------------
 *   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE
                                                                 PERIOD
                                                               OCTOBER 27,
                                                              1995* THROUGH
                                                              NOVEMBER 30,
                                                                  1995
---------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................  $    (66,087)
Net realized loss...........................................       (61,020)
Net unrealized appreciation.................................     4,994,014
                                                              -------------

     NET INCREASE...........................................     4,866,907
Net increase from transactions in shares of beneficial
  interest..................................................    97,041,624
                                                              -------------

     TOTAL INCREASE.........................................   101,908,531

NET ASSETS:
Beginning of period.........................................       100,000
                                                              -------------

     END OF PERIOD..........................................  $102,008,531
                                                              -------------
                                                              -------------

---------------------
 *   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Capital Appreciation Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on July 31, 1995 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on October 27, 1995.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $200,000 which will be reimbursed for the full amount thereof. Such expenses have been deferred

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1995, CONTINUED

and are being amortized by the Fund on the straight line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the period ended November 30, 1995, it received approximately $2,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended November 30, 1995 aggregated $92,301,907 and $2,652,600, respectively.

For the period ended November 30, 1995, the Fund incurred brokerage commissions of $1,500 with DWR for portfolio transactions executed on behalf of the Fund.

DEAN WITTER CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1995, CONTINUED

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1995, the Fund had transfer agent fees and expenses payable of approximately $9,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE PERIOD
                                                                    OCTOBER 27, 1995* THROUGH
                                                                        NOVEMBER 30, 1995
                                                                   ----------------------------
                                                                     SHARES          AMOUNT
                                                                   -----------   --------------
Sold.............................................................    9,767,074   $   97,945,242
Repurchased......................................................      (88,546)        (903,618)
                                                                   -----------   --------------
Net increase.....................................................    9,678,528   $   97,041,624
                                                                   -----------   --------------
                                                                   -----------   --------------


---------------------
*  Commencement of operations.

6. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $61,000 during fiscal 1995. As of November 30, 1995, the Fund had temporary book/tax differences attributable to post-October losses and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the period ended November 30, 1995, paid-in-capital was charged and net investment loss was credited $66,087.

DEAN WITTER
CAPITAL APPRECIATION FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Ronald Worobel
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center,
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.